Exhibit 23(o)(i) under Form N-1A
                                              Exhibit 24 under item 601/Reg. S-K


                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED U.S. GOVERNMENT SECURITIES
FUND: 2-5 YEARS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----





/S/ JOHN F. DONAHUE                 Chairman and Trustee     February 23, 2000
---------------------------------
John F. Donahue                       (Chief Executive Officer)





/S/ GLEN R. JOHNSON                 President                February 23, 2000
---------------------------------
Glen R. Johnson

/S/ J. CHRISTOPHER DONAHUE          Executive Vice President February 23, 2000
---------------------------------   and Trustee
J. Christopher Donahue

/S/RICHARD J. THOMAS                Treasurer
---------------------------------
Richard J. Thomas                  (Principal Financial and   February 23, 2000
                                    Accounting Officer)
SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----





/S/THOMAS G. BIGLEY                 Trustee                 February  23, 2000
---------------------------------
Thomas G. Bigley

/S/ JOHN T. CONROY, JR.             Trustee                 February  23, 2000
---------------------------------
John T. Conroy, Jr.





/S/ NICHOLAS P. CONSTANTAKIS

Nicholas P. Constantakis            Trustee                 February  23, 2000





/S/ JOHN F. CUNNINGHAM

John F. Cunningham                  Trustee                 February  23, 2000





/S/ LAWRENCE D. ELLIS, M.D.         Trustee                 February  23, 2000
---------------------------------
Lawrence D. Ellis, M.D.





/S/ PETER E. MADDEN

Peter E. Madden                     Trustee                 February  23, 2000





/S/ CHARLES F. MANSFIELD, JR.

Charles F. Mansfield, Jr.           Trustee                  February 23, 2000




SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----





/S/ JOHN E. MURRAY, JR.

John E. Murray, Jr.                 Trustee                 February  23, 2000





/S/ MARJORIE P. SMUTS

Marjorie P. Smuts                   Trustee                 February  23, 2000








Sworn to and subscribed before me this 23 rd day of February, 2000




/S/JANICE L. VANDERBERG

Janice L. Vanderberg
Notary Public

                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of Federated U. S. Government Securities
Fund: 2-5 Years and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----




/S/ WILLIAM D. DAWSON, III          Chief Investment OfficerFebruary  23, 2000
---------------------------------
William D. Dawson, III




Sworn to and subscribed before me this 23rd day of February, 2000




/S/ JANICE L. VANDERBERG

Janice L. Vanderberg
Notary Public

                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED U.S. GOVERNMENT SECURITIES
FUND: 2-5 YEARS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----




/S/ CHARLES F. MANSFIELD, JR.       Trustee                 February  23, 2000
---------------------------------
Charles F. Mansfield, Jr.



Sworn to and subscribed before me this 23rd day of February, 2000




/S/ JANICE L. VANDERBERG

Janice L. Vanderberg
Notary Public

                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED U.S. GOVERNMENT SECURITIES
FUND: 2-5 YEARS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----




/S/ JOHN S. WALSH                   Trustee                 February  23, 2000
---------------------------------
John  S. Walsh

Sworn to and subscribed before me this 23rd day of February , 2000




/S/ JANICE L. VANDERBERG

Janice L. Vanderberg
Notary Public

                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED U. S. GOVERNMENT SECURITIES
FUND: 2-5 YEARS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----




/S/ JOHN F. CUNNINGHAM              Trustee                 February  23, 2000
---------------------------------
John F. Cunningham

Sworn to and subscribed before me this 23rd day of February, 2000




/S/ JANICE L. VANDERBERG

Janice L. Vanderberg
Notary Public

                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED U.S. GOVERNMENT SECURITIES
FUND: 2-5 YEARS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----




/S/ NICHOLAS P. CONSTANTAKIS        Trustee                 February  23, 2000
---------------------------------
Nicholas P. Constantakis

Sworn to and subscribed before me this 23rdday of February, 2000




/S/ JANICE L. VANDERBERG

Janice L. Vanderberg
Notary Public